Administrative Office: 6400 C. Street S.W. Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549-0506

RE:	Separate Account VA-6
File No. 811-07753, CIK 0001019664
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-6, a unit investment trust registered under the Act, mailed to its contract owners the Semi-Annual report of the underlying funds of the following underlying management investment companies:

●	Transamerica Series Trust (CIK: 778207).

●	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (CIK: 896435).

●	The Alger Portfolios (CIK: 832566).

●	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 825316).

●	BNY Mellon Variable Investment Fund (CIK: 813383).

●	Janus Aspen Series (CIK: 906185).

●	MFS® Variable Insurance Trust (CIK: 918571).

●	Morgan Stanley Variable Fund, Inc. (CIK: 1011378).

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brian G. Stallworth

Brian G. Stallworth

Assistant Secretary

Transamerica Life Insurance Company